Exhibit 10.1
AMENDMENT NO. 3 TO LOAN AGREEMENT
     This Amendment No. 3 (this “Amendment”) dated as of February 9, 2010. is between Bank of America. N.A. (the “Bank”) and Calavo Growers, Inc., a California corporation (together, the “Borrower”).
RECITALS
     A. The bank and the Borrower entered into a certain Business Loan Agreement dated as of October 15, 2007 (together with any previous amendments, the “Agreement”).
     B. The Bank and the Borrower desire to amend the Agreement.
AGREEMENT
     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.
     2. Limited waiver. Bank hereby waives Borrower’s failure to comply with Borrower’s agreement to maintain the level of current assets in excess of current liabilities required under Section 7.18 of the Agreement for the Borrower’s fiscal year ended October 31, 2009. Borrower understands and acknowledges that the foregoing waiver does not constitute a waiver of any other term, provision, or condition of the Agreement or of any document related thereto.
     3. Amendments. The Agreement is hereby amended as follows:
     3.1 Section 7.18 of the Agreement is amended and restated in its entirety to read as follows:
     7.18 Working Capital. [Reserved].
     4. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that; (a) there is no event, which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement or obligation by which the Borrower is bound, and (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational papers.
     5. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:
     4.1 A copy of this Amendment executed by Borrower.
     4.2 If the Borrower or any guarantor is anything other than a natural person, evidence that the execution, delivery and performance by the Borrower and/or such guarantor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.
     4.3 Payment by the Borrower of all costs, expenses and attorneys’ fees (including allocated costs for in-house legal services) incurred by the Bank in connection with this Amendment.
     6. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.
     7. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
     8. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.
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     This Amendment is executed as of the date stated at the beginning or this Amendment.

Bank of America, N.A.
By	/s/ Renee Gordon
	Name:	Renee Gordon
	Title:	Assistant Vice President

Borrower: Calavo Growers, Inc., a California corporation
By	/s/ James Snyder
	Name:	James Snyder
	Title:	Corporate Controller